                                                                  Exhibit 4.15

                                                                 NO. CW-____

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT') OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                     WARRANT TO PURCHASE UP TO _____ SHARES
                               OF COMMON STOCK OF
                        INHALE THERAPEUTIC SYSTEMS, INC.

     This certifies that _____________________, or its assigns (the "Holder"), for value received, is entitled to purchase from INHALE THERAPEUTIC SYSTEMS, INC. a Delaware corporation located at 150 Industrial Road, San Carlos CA 94070 (the "Company"), a number of shares of fully paid and nonassessable shares of the Company's Common Stock ("Common Stock") as determined in accordance with Section 1 hereof, not to exceed _____ shares (the "Maximum Shares"), for cash at a price equal to $_______ (the "Stock Purchase Price") at such times as determined in accordance with Section 2 hereof and, with respect to any Vested Shares (as defined herein) prior to the earlier of (i) the closing (after the Exercise Date (as defined herein) with respect to such Vested Shares) of (A) a sale of substantially all of the assets of the Company; (B) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation in which shareholders immediately before the merger or consolidation have, immediately after the merger or consolidation, greater stock voting power); (C) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (other than a reverse merger in which stockholders immediately before the merger have, immediately after the merger, greater stock voting power); or (D) any transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred (a "Change of Control") or (ii) six (6) years from such Exercise Date, such earlier day being referred to herein as the "Expiration Date," upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof.

     Capitalized terms used herein and not defined shall have the meaning set forth in the Agreement of Limited Partnership of Inhale 201 Industrial Road, L.P. (the "Partnership Agreement"). This Warrant is subject to the following terms and conditions:

     1. VESTED SHARES. At any given time, this Warrant shall be exercisable for only such number of shares of Common Stock that are "Vested Shares." At any time during the term of this Warrant, the number of Vested Shares shall be determined by the following equation:

                  V        =        (P*M) - E

Where             V =      the number of Vested Shares;

                  P = the total percentage of the Holder's (or Holder's successor in interests) Limited Partnership interests which have been purchased pursuant to the exercise of the Option under the Warrant Payment Alternative set forth in Section 20 of the Partnership Agreement;

                  M = the Maximum Shares (as adjusted pursuant to Section 6 hereof); and

                  E = the number of shares previously issued upon exercise of this Warrant (or any predecessor Warrant), including any additional shares canceled as a result of any exercise pursuant to Section 3 hereof, (as adjusted for stock dividends, combinations, splits and recapitalizations and the like with respect to such shares).

For purposes of example only, attached as Exhibit A hereto are hypothetical examples of the calculation of Vested Shares.

     2. EXERCISE DATE. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time after the Exercise Date with respect to the Vested Shares being acquired and prior to the Expiration Date with respect to such Vested Shares for all or any part of the Vested Shares (but not for a fraction of a share) which may be purchased hereunder. The Exercise Date with respect to any shares issuable pursuant to this Warrant shall be the date which such shares shall initially become Vested Shares. To the extent this Warrant is exercised in part, the Holder shall be deemed to have acquired those Vested Shares with the earliest Exercise Date first (provided such exercise is prior to the Expiration Date with respect to such Vested Shares).

     3. NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of

                                       2.

such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                           X = Y (A-B)
                               -------
                                  A

     Where X = the number of shares of Common Stock to be issued to the Holder

                               Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                               A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                               B = Stock Purchase Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Common Stock shall be the average closing price of the Company's Common Stock for the ten trading days preceding the date of exercise.

     4. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

     5. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or

                                       3.

transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as set forth in Section 6 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Restated Certificate of Incorporation.

     6. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 6. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

        6.1 SUBDIVISION OR COMBINATION OF COMMON STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

        6.2 DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY, RECLASSIFICATION. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

            (A) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

            (B) any cash paid or payable otherwise than as a cash dividend, or

                                       4.

            (C) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 6.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

        6.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or sale of all or substantially all of the Company's assets or other transaction (other than a Change in Control which occurs after the Exercise Date) shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

        6.4 CERTAIN EVENTS. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this
Section 6 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

                                       5.

        6.5 NOTICES OF CHANGE. The Company shall give written notice to the Holder at least 10 business days prior to the date on which a Change of Control or Organic Change shall take place.

     7. REPRESENTATIONS AND WARRANTIES OF THE HOLDER

        7.1 PURCHASE FOR OWN ACCOUNT. Holder represents that it is acquiring the Warrant and the Common Stock issuable upon exercise of the Warrant (collectively, the "SECURITIES") solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

        7.2 INFORMATION AND SOPHISTICATION. Holder acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities. Holder represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Holder. Holder further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

        7.3 ABILITY TO BEAR ECONOMIC RISK. Holder acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

        7.4 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

            (A) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

            (B) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws.

            (C) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by gift, will or

                                       6.

intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Holder hereunder.

            (D) Each certificate representing Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

            (E) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder if the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the Securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend. The Company shall pay the reasonable fees and expenses of such counsel in rendering such opinion, not to exceed $5,000.

        7.5 ACCREDITED INVESTOR STATUS. Holder is an "ACCREDITED INVESTOR" as such term is defined in Rule 501 of Regulation D promulgated under the Act.

        7.6 FURTHER ASSURANCES. Holder agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement.

     8. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     9. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

                                       7.

     10. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     11. MARKET STAND-OFF AGREEMENT. Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock or other securities of the Company held by Holder, (the "Restricted Securities"), for a period of time specified by the managing underwriter (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Act. Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Holder's Restricted Securities until the end of such period.

     12. WARRANTS TRANSFERABLE. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

     13. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

     14. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                                       8.

     15. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

     16. BINDING EFFECT ON SUCCESSORS. To the extent then exercisable, this Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

     17. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     18. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     19. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

     20. EXCHANGE ACT REPORTING. The Company covenants that it shall file any reports required to be filed by it under the Securities Exchange Act of 1934 and that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holder to sell Common Stock without registration under the Act within the limitations of the exemption provided by Rule 144 promulgated under the Act. Upon the request of any Holder, the Company shall deliver to such Holder, so long as Holder owns any of the Securities, a written statement as to whether it has complied with such requirements.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                                       9.

     IN WITNESS WHEREOF, the Company and Holder have caused this Warrant to be duly executed by their officers, thereunto duly authorized this ______ day of September, 2000.

                                              INHALE THERAPEUTIC SYSTEMS, INC.
                                              a Delaware corporation


                                              By:_______________________________

                                              Title:____________________________

ATTEST:

_______________________________
Secretary

AGREED AND ACCEPTED

_______________________________

By: ___________________________

Title:_________________________

                                SUBSCRIPTION FORM

                                                 Date:  _________________, 20___

Inhale Therapeutic Systems, Inc.
150 Industrial Way
San Carlos, CA  94070

Attn:  President

Ladies and Gentlemen:

/_/ The undersigned hereby elects to exercise the warrant issued to it by Inhale Therapeutic Systems, Inc. (the "Company") and dated September _____, 2000 Warrant No. CW-___ (the "Warrant") and to purchase thereunder __________________________________ shares of the Common
         Stock of the Company (the "Shares") at a purchase price of ___________________________________________ Dollars ($__________) per
         Share or an aggregate purchase price of
         __________________________________ Dollars ($__________) (the "Purchase
         Price").

         Pursuant to the terms of the Warrant the undersigned has delivered the Stock Purchase Price herewith in full in cash or by certified check or wire transfer.

/_/ The undersigned hereby elects to convert _______________________ percent (____%) of the value of the Warrant pursuant to the provisions of Section 3 of the Warrant.

                                                    Very truly yours,
                                                    ____________________________

                                                    By:_________________________

                                                    Title:______________________

                                    EXHIBIT A

                       VESTED SHARES CALCULATION SCENARIOS

ASSUMPTION:       10,000 SHARE WARRANT

SCENARIO 1

Step 1: Inhale purchases 10% of LP interests and LP elects the Warrant Payment Alternative

Step 2: Inhale subsequently purchases another 30% of the LP interests and LP elects the Warrant Payment Alternative

RESULT:

After Step 1, the number of Vested Shares equals 1,000 shares

       V = (P*M) - E
       1000 = (.10*10,000)-0

       (note E=0 as no shares have been issued upon exercise of Warrant)

After Step 2, the number of Vested Shares equals 4,000 shares

       V = (P*M) - E
       4000 = (.40*10,000)-0

       (note E remains 0 as no shares have been issued upon exercise of Warrant)

SCENARIO 2

Step 1: Inhale purchases 10% of LP interests and LP elects the Warrant Payment Alternative

Step 2:  LP exercises Warrant for 50% of the then Vested Shares

Step 3: Inhale subsequently purchases another 30% of the LP interests and LP elects the Warrant Payment Alternative

                                       2.

RESULT:

After Step 1, the number of Vested Shares equals 1,000 shares

       V = (P*M) - E
       1000 = (.10*10,000)-0

       (note E=0 as no shares have been issued upon exercise of Warrant)

After Step 2, the number of Vested Shares equals 500 shares

       V = (P*M) - E
       500 = (.10*10,000)-500

       (note E=500 as 500 shares have been issued upon exercise of Warrant)

After Step 3, the number of Vested Shares equals 3,500 shares

       V = (P*M) - E
       3,500 = (.40*10,000)-500

       (note E=500 as 500 shares have been issued upon exercise of Warrant)

SCENARIO 3

ADDITIONAL ASSUMPTIONS:
$50.00 EXERCISE PRICE

$100.00 AVERAGE CLOSING PRICE FOR 10 DAYS PRECEDING EXERCISE

Step 1: Inhale purchases 10% of LP interests and LP elects the Warrant Payment Alternative

Step 2: LP exercises Warrant for 50% of the then Vested Shares via Net Issue Election

Step 3: Inhale subsequently purchases another 30% of the LP interests and LP elects the Warrant Payment Alternative

                                       3.

RESULT:

After Step 1, the number of Vested Shares equals 1,000 shares

       V = (P*M) - E
       1000 = (.10*10,000)-0

       (note E=0 as no shares have been issued upon exercise of Warrant)

Upon Exercise of Warrant (Step 2), LP is issued 250 shares

       X = Y (A-B)
           -------
              A

       250 = 500 * (100-50)
             --------------
                  100

       (note that as result of Net Issue Election, 250 shares are cancelled)

After Step 2, the number of Vested Shares equals 500 shares

       V = (P*M) - E 500 = (.10*10,000)-500

       (note E=500 as 500 shares have been issued (including cancelled shares) upon exercise of Warrant)

After Step 3, the number of Vested Shares equals 3,500 shares

       V = (P*M) - E
       3,500 = (.40*10,000)-500

       (note E=500 as 500 shares have been issued (including cancelled shares) upon exercise of Warrant)

                                       4.

                                                                     NO. CW-____

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT') OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                      WARRANT TO PURCHASE UP TO ___ SHARES
                               OF COMMON STOCK OF
                        INHALE THERAPEUTIC SYSTEMS, INC.

     This certifies that _______________,or its assigns (the "Holder"), for value received, is entitled to purchase from INHALE THERAPEUTIC SYSTEMS, INC. a Delaware corporation located at 150 Industrial Road, San Carlos CA 94070 (the "Company"), a number of shares of fully paid and nonassessable shares of the Company's Common Stock ("Common Stock") as determined in accordance with
Section 1 hereof, not to exceed ___ shares (the "Maximum Shares"), for cash at a price equal to $_______ (the "Stock Purchase Price") at such times as determined in accordance with Section 2 hereof and, with respect to any Vested Shares (as defined herein) prior to the earlier of (i) the closing (after the Exercise Date (as defined herein) with respect to such Vested Shares) of (A) a sale of substantially all of the assets of the Company; (B) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation in which shareholders immediately before the merger or consolidation have, immediately after the merger or consolidation, greater stock voting power); (C) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (other than a reverse merger in which stockholders immediately before the merger have, immediately after the merger, greater stock voting power); or (D) any transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred (a "Change of Control") or (ii) six (6) years from such Exercise Date, such earlier day being referred to herein as the "Expiration Date," upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof.

     Capitalized terms used herein and not defined shall have the meaning set forth in the Agreement of Limited Partnership of Inhale 201 Industrial Road, L.P. (the "Partnership Agreement"). This Warrant is subject to the following terms and conditions:

     1. VESTED SHARES. At any given time, this Warrant shall be exercisable for only such number of shares of Common Stock that are "Vested Shares." At any time during the term of this Warrant, the number of Vested Shares shall be determined by the following equation:

                  V        =        (P*M) - E

Where             V =      the number of Vested Shares;

                  P = the total percentage of the Holder's (or Holder's successor in interests) General Partnership interests which have been purchased pursuant to the exercise of the Option under the Warrant Payment Alternative set forth in Section 20 of the Partnership Agreement;

                  M = the Maximum Shares (as adjusted pursuant to Section 6 hereof); and

                  E = the number of shares previously issued upon exercise of this Warrant (or any predecessor
                           Warrant), including any additional shares canceled as a result of any exercise pursuant to Section 3 hereof, (as adjusted for stock dividends, combinations, splits and recapitalizations and the like with respect to such shares).

For purposes of example only, attached as Exhibit A hereto are hypothetical examples of the calculation of Vested Shares.

     2. EXERCISE DATE. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time after the Exercise Date with respect to the Vested Shares being acquired and prior to the Expiration Date with respect to such Vested Shares for all or any part of the Vested Shares (but not for a fraction of a share) which may be purchased hereunder. The Exercise Date with respect to any shares issuable pursuant to this Warrant shall be the date which such shares shall initially become Vested Shares. To the extent this Warrant is exercised in part, the Holder shall be deemed to have acquired those Vested Shares with the earliest Exercise Date first (provided such exercise is prior to the Expiration Date with respect to such Vested Shares).

     3. NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of

                                       2.

such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                           X = Y (A-B)
                               -------
                                  A

         Where X = the number of shares of Common Stock to be issued to the Holder

                               Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                               A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                               B = Stock Purchase Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Common Stock shall be the average closing price of the Company's Common Stock for the ten trading days preceding the date of exercise.

     4. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

     5. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon

                                       3.

exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as set forth in Section 6 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Restated Certificate of Incorporation.

     6. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 6. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

        6.1 SUBDIVISION OR COMBINATION OF COMMON STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

        6.2 DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY, RECLASSIFICATION. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

            (A) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

            (B) any cash paid or payable otherwise than as a cash dividend, or

                                       4.

            (C) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 6.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

        6.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or sale of all or substantially all of the Company's assets or other transaction (other than a Change in Control which occurs after the Exercise Date) shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

        6.4 CERTAIN EVENTS. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this
Section 6 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

                                       5.

        6.5 NOTICES OF CHANGE. The Company shall give written notice to the Holder at least 10 business days prior to the date on which a Change of Control or Organic Change shall take place.

     7. REPRESENTATIONS AND WARRANTIES OF THE HOLDER

        7.1 PURCHASE FOR OWN ACCOUNT. Holder represents that it is acquiring the Warrant and the Common Stock issuable upon exercise of the Warrant (collectively, the "SECURITIES") solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

        7.2 INFORMATION AND SOPHISTICATION. Holder acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities. Holder represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Holder. Holder further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

        7.3 ABILITY TO BEAR ECONOMIC RISK. Holder acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

        7.4 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

            (A) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

            (B) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws.

            (C) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by gift, will or

                                       6.

intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Holder hereunder.

            (D) Each certificate representing Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

            (E) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder if the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the Securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend. The Company shall pay the reasonable fees and expenses of such counsel in rendering such opinion, not to exceed $5,000.

        7.5 ACCREDITED INVESTOR STATUS. Holder is an "ACCREDITED INVESTOR" as such term is defined in Rule 501 of Regulation D promulgated under the Act.

        7.6 FURTHER ASSURANCES. Holder agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement.

     8. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     9. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

                                       7.

     10. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     11. MARKET STAND-OFF AGREEMENT. Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock or other securities of the Company held by Holder, (the "Restricted Securities"), for a period of time specified by the managing underwriter (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Act. Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Holder's Restricted Securities until the end of such period.

     12. WARRANTS TRANSFERABLE. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

     13. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

     14. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                                       8.

     15. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

     16. BINDING EFFECT ON SUCCESSORS. To the extent then exercisable, this Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

     17. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     18. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     19. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

     20. EXCHANGE ACT REPORTING. The Company covenants that it shall file any reports required to be filed by it under the Securities Exchange Act of 1934 and that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holder to sell Common Stock without registration under the Act within the limitations of the exemption provided by Rule 144 promulgated under the Act. Upon the request of any Holder, the Company shall deliver to such Holder, so long as Holder owns any of the Securities, a written statement as to whether it has complied with such requirements.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                                       9.

     IN WITNESS WHEREOF, the Company and Holder have caused this Warrant to be duly executed by their officers, thereunto duly authorized this ______ day of September, 2000.

                                              INHALE THERAPEUTIC SYSTEMS, INC.
                                              a Delaware corporation

                                              By:_______________________________

                                              Title:____________________________

ATTEST:

_______________________________
Secretary

AGREED AND ACCEPTED

_______________________________

By:____________________________

Title:_________________________

                                SUBSCRIPTION FORM

                                                 Date:  _________________, 20___

Inhale Therapeutic Systems, Inc.
150 Industrial Way
San Carlos, CA  94070

Attn:  President

Ladies and Gentlemen:

/_/ The undersigned hereby elects to exercise the warrant issued to it by Inhale Therapeutic Systems, Inc. (the "Company") and dated September _____, 2000 Warrant No. CW-___ (the "Warrant") and to purchase thereunder __________________________________ shares of the Common
         Stock of the Company (the "Shares") at a purchase price of ___________________________________________ Dollars ($__________) per
         Share or an aggregate purchase price of
         __________________________________ Dollars ($__________) (the "Purchase
         Price").

         Pursuant to the terms of the Warrant the undersigned has delivered the Stock Purchase Price herewith in full in cash or by certified check or wire transfer.

/_/ The undersigned hereby elects to convert _______________________ percent (____%) of the value of the Warrant pursuant to the provisions of Section 3 of the Warrant.

                                                    Very truly yours,
                                                    ____________________________

                                                    By:_________________________

                                                    Title:______________________

                                    EXHIBIT A

                       VESTED SHARES CALCULATION SCENARIOS

ASSUMPTION:  1,000 SHARE WARRANT

SCENARIO 1

Step 1: Inhale purchases 10% of GP interests and GP elects the Warrant Payment Alternative

Step 2: Inhale subsequently purchases another 30% of the GP interests and GP elects the Warrant Payment Alternative

RESULT:

After Step 1, the number of Vested Shares equals 100 shares

       V = (P*M) - E
       100 = (.10*1,000)-0

       (note E=0 as no shares have been issued upon exercise of Warrant)

After Step 2, the number of Vested Shares equals 400 shares

       V = (P*M) - E
       400 = (.40*1,000)-0

       (note E remains 0 as no shares have been issued upon exercise of Warrant)

SCENARIO 2

Step 1: Inhale purchases 10% of GP interests and GP elects the Warrant Payment Alternative

Step 2:  GP exercises Warrant for 50% of the then Vested Shares

Step 3: Inhale subsequently purchases another 30% of the GP interests and GP elects the Warrant Payment Alternative

                                       2.

RESULT:

After Step 1, the number of Vested Shares equals 100 shares

       V = (P*M) - E
       100 = (.10*1,000)-0

       (note E=0 as no shares have been issued upon exercise of Warrant)

After Step 2, the number of Vested Shares equals 50 shares

       V = (P*M) - E
       50 = (.10*1,000)-50

       (note E=50 as 50 shares have been issued upon exercise of Warrant)

After Step 3, the number of Vested Shares equals 350 shares

       V = (P*M) - E
       350 = (.40*1,000)-50

       (note E=50 as 50 shares have been issued upon exercise of Warrant)

SCENARIO 3

ADDITIONAL ASSUMPTIONS:
$50.00 EXERCISE PRICE

$100.00 AVERAGE CLOSING PRICE FOR 10 DAYS PRECEDING EXERCISE

Step 1: Inhale purchases 10% of GP interests and GP elects the Warrant Payment Alternative

Step 2: GP exercises Warrant for 50% of the then Vested Shares via Net Issue Election

Step 3: Inhale subsequently purchases another 30% of the GP interests and GP elects the Warrant Payment Alternative

                                       3.

RESULT:

After Step 1, the number of Vested Shares equals 100 shares

       V = (P*M) - E
       100 = (.10*1,000)-0

       (note E=0 as no shares have been issued upon exercise of Warrant)

Upon Exercise of Warrant (Step 2), GP is issued 25 shares

       X = Y (A-B)
           -------
              A

       25 = 50 * (100-50)
            -------------
                100

       (note that as result of Net Issue Election, 25 shares are cancelled)

After Step 2, the number of Vested Shares equals 50 shares

       V = (P*M) - E
       50 = (.10*1,000)-50

       (note E=50 as 50 shares have been issued (including cancelled shares) upon exercise of Warrant)

After Step 3, the number of Vested Shares equals 350 shares

       V = (P*M) - E
       350 = (.40*1,000)-50

       (note E=50 as 50 shares have been issued (including cancelled shares) upon exercise of Warrant)

                                       4.